UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2012

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

120 S. LaSalle Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 564-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 10, 2012, PrivateBancorp, Inc. (the “Company”) entered into an underwriting agreement with Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives for the underwriters listed therein, pursuant to which the Company agreed to issue and sell 4,761,905 shares of its common stock at a public offering price of $15.75 per share in an underwritten public offering for $75 million in aggregate gross proceeds.

On October 11, 2012, the Company entered into an underwriting agreement with Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives for the underwriters listed therein, pursuant to which the Company agreed to issue and sell $125 million aggregate principal amount of its 7.125% subordinated debentures due 2042 in an underwritten public offering.

The Company made certain customary representations, warranties and covenants in each of the underwriting agreements concerning the Company, the registration statements and other matters related to the public offerings. The Company agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, in accordance with the terms of the underwriting agreements. The foregoing description of the underwriting agreements is qualified in its entirety by reference to the underwriting agreements, copies of which are filed as Exhibit 1.1 and Exhibit 1.2 to this Form 8-K and which are incorporated by reference herein.

ITEM 8.01            OTHER EVENTS

On October 10, 2012, the Company issued a press release announcing that it had priced the previously announced underwritten public offering of 4,761,905 shares of its common stock at a price to the public of $15.75 per share for $75 million in aggregate gross proceeds. Attached as Exhibit 99.1 is a copy of the related press release, which is incorporated herein by reference.

On October 11, 2012, the Company announced that it had commenced an underwritten public offering of $125 million of its subordinated debentures. Attached as Exhibit 99.2 is a copy of the related press release, which is incorporated herein by reference.

On October 11, 2012, the Company announced that it had priced its previously announced underwritten public offering of $125 million in aggregate principal amount of its 7.125% subordinated debentures due 2042.  Attached as Exhibit 99.3 is a copy of the related press release, which is incorporated herein by reference.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

	Exhibits	Description

	1.1	Underwriting Agreement dated October 10, 2012

	1.2	Underwriting Agreement dated October 11, 2012

	5.1	Legal Opinion of General Counsel of PrivateBancorp, Inc. regarding validity of securities, dated October 10, 2012

23.1	Consent of General Counsel (included in Exhibit 5.1)

99.1	Press release dated October 10, 2012

99.2	Press release dated October 11, 2012

99.3	Press release dated October 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2012	PRIVATEBANCORP, INC.

	By:	/s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement dated October 10, 2012

1.2	Underwriting Agreement dated October 11, 2012

5.1	Legal Opinion of General Counsel of PrivateBancorp, Inc. regarding validity of securities, dated October 10, 2012

23.1	Consent of General Counsel (included in Exhibit 5.1)

99.1	Press release dated October 10, 2012

99.2	Press release dated October 11, 2012

99.3	Press release dated October 11, 2012